Exhibit 99.2

Earnings Call 1Q2019 Tuesday, April 30,2019

Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion; (3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (5) potential deterioration in real estate values; (6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) greater than expected noninterest expenses; (20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (26) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. 2

Longer‐term Targets 3 Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TA 8 – 9% ROTCE 16 - 18% *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. New Dividend Payout Range 30 – 35%

1Q 2019 Highlights GAAP Adjusted* Net Income $44.4 million $44.8 million EPS $1.25 $1.26 Return on Average Assets 1.21% 1.23% Return on Average Tangible Equity 14.66% 14.80% Efficiency Ratio 63.2% 62.5% *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses.4

Net Interest Margin 5 In Millions 4.22% 4.14% 4.04% 3.98% 3.92% $129.0 $129.6 $128.3 $126.4 $123.3 $60.0 $80.0 $100.0 $120.0 $140.0 3.0% 4.0% 5.0% 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 Net Interest Margin Net Interest Income

Interest Earning Assets 6 In Millions Assets % of Earning Assets Average Balance % of Earning Assets Average Balance Period End Balance Timing Gap PE & Avg Short-Term Investments 1.4% 173$ 1.9% 249$ 724$ 475$ Investment Securities 12.2% 1,548 11.9% 1,515 1,507 (8) Loans - Acquired, net of Acquired ALLL 25.0% 3,175 23.0% 2,947 2,831 (116) Loans - NonAcquired 61.2% 7,753 63.1% 8,076 8,311 235 Total Loans 86.2% 10,928$ 86.1% 11,023$ 11,142$ 119$ Loans Held for Sale 0.2% 25 0.1% 19 33 14 Total Interest Earning Assets 12,674$ 12,806$ 13,406$ 600$ 4Q 2018 1Q 2019

Accretable Yield 7 18.3% 12.5% 9.4% 10.3% 8.7% 6.7% 6.4% 5% 10% 15% 20% 1Q15 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 Accretion / Total Interest Income SBFC PSTB SBFC Re-cast PSTB Re-cast 1Q 2019 (Yields Annualized) Income Statement Contractual Interest Accretion Total Income Contractual Yield Total Yield Acquired Credit Impaired $7.1 $5.9 $13.0 5.35% 11.20% Acquired NonCredit Impaired 29.9 3.2 33.1 4.83% 5.42% Total $37.0 $9.1 $46.1 4.92% 6.34%

1st Quarter 2019 Highlights 8 In Millions; *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. Noninterest Income 1Q 2018 1Q 2019 Net Change Fees on Deposit Accounts 22.5$ 17.8$ (4.7)$ Mortgage Banking 4.9 2.3$ (2.6) Wealth Management 7.5 7.3$ (0.2) Acquired Loan Recoveries 3.0 1.9$ (1.1) Other Income 2.6 2.2$ (0.4) Total Adjusted* NonInterest Income 40.5$ 31.5$ (9.0)$ Securities gains (losses), net (0.0) 0.5 0.5 Total Noninterest Income 40.5$ 32.0$ (8.5)$

1st Quarter 2019 Highlights 9 In Millions; *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, securities gains or losses. Noninterest Expense 1Q 2018 1Q 2019 Net Change Salaries and Benefits 62.4 58.4 (4.0) Information services expense 9.7 9.0 (0.7) OREO and loan related expense 1.7 0.8 (0.9) Net occupancy expense & FFE 12.8 11.6 (1.2) FDIC assessment & regulatory chgs 1.3 1.5 0.2 Bankcard expense 0.7 0.5 (0.2) Amortization of intangibles 3.4 3.3 (0.1) Professional fees & marketing 2.4 3.0 0.6 Business development and staff related 2.1 2.3 0.2 Other 5.6 6.7 1.1 Total Adjusted* Noninterest Expense 102.1 97.1 (5.0) Branch consolidation & other cost initiatives 11.3 1.1 (10.2) Total Noninterest Expense 113.4 98.2 (15.2)

Efficiency Ratio 10 66.7% 65.6% 62.3% 59.4% 63.2% 60.0% 57.3% 59.5% 62.5% 1Q18 2Q18 3Q18 4Q18 1Q19 Efficiency Ratio Adjusted* Efficiency Ratio *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses.

Tangible Book Value 11 $34.05 $34.64 $35.37 $36.30 $37.15 $32.00 $34.00 $36.00 $38.00 1Q18 2Q18 3Q18 4Q18 1Q19

Operating Leverage 12 Balance Sheet Growth Expense Management Capital Planning Efficiencies • Increased on-hand liquidity by over $600 million • $350 million in new longer term borrowings • $272 million increase in deposits • Fund future loan / security growth • Savings of $13 million (pre-tax) identified • Includes previously announced branch consolidations • 75% realized in 2019 • Remainder by 1Q 2020 • Utilize capital build for future growth or • In current environment, continued systematic repurchase of shares